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                                                                    EXHIBIT 99.4

AUGUST 25, 1998                            NOMURA SECURITIES INTERNATIONAL, INC.
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                        IMC HOME EQUITY LOAN TRUST 1998-5
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[Refer to Exhibit 99.1 for Computational Materials]

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           NOMURA SECURITIES INTERNATIONAL, INC.                               1
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[NOMURA    ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The information
 LOGO] contained herein is based on sources Nomura Securities International, Inc. ("Nomura") believes to be reliable. Nomura makes no representations or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results. Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.
           Copyrights 1995. Nomura Securities International, Inc.
                                                                    Form No. 124
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